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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                              UNILAB CORPORATION

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Unilab Corporation (the "Company") made pursuant to the Prospectus, dated [date] (the "Prospectus"), if certificates for the outstanding 12 3/4% Senior Subordinated Notes due 2009 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                  Delivery To:  HSBC Bank USA, Exchange Agent

                  By Mail:                 By Overnight Courier:

                 [ADDRESS]                      [ADDRESS]

                                   By Hand:

                                   [ADDRESS]


                             For Information Call:
                                [phone number]

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                [phone number]

                     Attention: Corporate Trust Department

                             Confirm by Telephone:
                                [phone number]

  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.
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Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$______________________________________
Certificate Nos. (if available):
                                          If Old Notes will be delivered by
                                          book-entry transfer to The Depository
                                          Trust Company, provide account number.
_______________________________________
Total Principal Amount Represented by
      Old Notes Certificate(s):

$______________________________________   Account Number________________________

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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                                PLEASE SIGN HERE

X _____________________________________________    _____________________________

X _____________________________________________    _____________________________
  Signature(s) of Owner(s)                         Date
  or Authorized Signatory

  Area Code and Telephone Number:______________

  Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):      __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

Capacity:     __________________________________________________________________

Address(es):  __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________


___________________
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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